Exhibit 10.1

WAIVER AND REDEMPTION AGREEMENT

This Waiver and Redemption Agreement, dated as of December 18, 2024 (this “Agreement”), is entered into by and among Fennec Pharmaceuticals, Inc., a British Columbia corporation (the “Company”), the investors party hereto (the “Investors”), and Petrichor Opportunities Fund I LP, as collateral agent (in such capacity, the “Collateral Agent”; and together with the Company and the Investors, collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Securities Purchase Agreement.

R E C I T A L S

WHEREAS, the Parties have heretofore entered into that certain Securities Purchase Agreement, dated as of August 1, 2022 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has issued and sold certain Notes to the Investors;

WHEREAS, the Company has informed the Investors and the Collateral Agent that the Company desires to repurchase and redeem from the Investors Notes in an aggregate outstanding principal amount of $13,000,000;

WHEREAS, pursuant to the terms of the Securities Purchase Agreement and the Notes, the Company is not permitted to optionally redeem any of the Notes until August 19, 2025; and

WHEREAS, the Company has requested that the Investors and the Collateral Agent agree to waive the restriction on the optional redemption of the Notes prior to August 19, 2025 in order to permit the repurchase and redemption of the Notes contemplated by this Agreement and, subject to the terms and conditions of this Agreement, the Investors and the Collateral Agent have agreed to waive such restriction with respect to the repurchase and redemption of the Notes contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waiver of Restriction on Redemption. Subject to the terms and conditions of this Agreement, the Investors and the Collateral Agent hereby waive the restriction on the optional redemption of the Notes prior to August 19, 2025 as set forth in Section 8.1(a) of the Notes solely for the purposes of permitting the repurchase and redemption of the Notes contemplated by this Agreement and for no other purpose. The waiver contained in this Section 1 is a limited waiver and (a) shall only be relied upon and used for the specific purpose set forth herein, and (b) shall not constitute nor be deemed to constitute a waiver of (i) any Event of Default under the Securities Purchase Agreement or any Note or (ii) any term or condition of the Securities Purchase Agreement or any Note other than as specifically set forth herein.

2.             Waiver Fee. In consideration of each Investor’s agreement to waive the restriction on the optional redemption of the Notes prior to August 19, 2025 as set forth in Section 8.1(a) of the Notes with respect to the repurchase and redemption of the Notes contemplated by this Agreement, the Company hereby agrees to pay each Investor a waiver fee, payable in cash to each Investor on the date hereof, in the amount set forth opposite such Investor’s name under the heading “Waiver Fee” on Schedule I hereto (with respect to each such Investor, such Investor’s “Waiver Fee”).

3.             Repurchase of Notes. The Company hereby agrees to repurchase and redeem from each Investor and each Investor hereby agrees to sell to the Company, in each case on the terms and conditions set forth herein:

(a)        First Closing Notes in an aggregate principal amount set forth opposite such Investor’s name under the heading “First Closing Notes (Principal and Interest)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased First Closing Notes”) for an aggregate cash purchase price equal to the sum of (x) the amount set forth opposite such Investor’s name under the heading “First Closing Notes (Closing Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased First Closing Notes Closing Purchase Price”), which represents the aggregate outstanding principal amount of such Investor’s Repurchased First Closing Notes as of the date hereof, plus (y) the amount set forth opposite such Investor’s name under the heading “First Closing Notes (Deferred Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased First Closing Notes Deferred Purchase Price”), which represents the aggregate amount of accrued and unpaid interest in respect of such Investor’s Repurchased First Closing Notes as of the date hereof;

(b)       Second Closing Notes in an aggregate principal amount set forth opposite such Investor’s name under the heading “Second Closing Notes (Principal and Interest)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Second Closing Notes”) for an aggregate cash purchase price equal to the sum of (x) the amount set forth opposite such Investor’s name under the heading “Second Closing Notes (Closing Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Second Closing Notes Closing Purchase Price”), which represents the aggregate outstanding principal amount of such Investor’s Repurchased Second Closing Notes as of the date hereof, plus (y) the amount set forth opposite such Investor’s name under the heading “Second Closing Notes (Deferred Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Second Closing Notes Deferred Purchase Price”), which represents the aggregate amount of accrued and unpaid interest in respect of such Investor’s Repurchased Second Closing Notes as of the date hereof; and

(c)       Third Closing Notes in an aggregate principal amount set forth opposite such Investor’s name under the heading “Third Closing Notes (Principal and Interest)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Third Closing Notes”; and together with such Investor’s Repurchased First Closing Notes and Repurchased Second Closing Notes, collectively, such Investor’s “Repurchased Notes”) for an aggregate cash purchase price equal to the sum of (x) the amount set forth opposite such Investor’s name under the heading “Third Closing Notes (Closing Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Third Closing Notes Closing Purchase Price”; and together with such Investor’s Repurchased First Closing Notes Closing Purchase Price and Repurchased Second Closing Notes Closing Purchase Price, collectively, such Investor’s “Aggregate Repurchased Notes Closing Purchase Price”), which represents the aggregate outstanding principal amount of such Investor’s Repurchased Third Closing Notes as of the date hereof, plus (y) the amount set forth opposite such Investor’s name under the heading “Third Closing Notes (Deferred Purchase Price)” on Schedule I hereto (with respect to each such Investor, such Investor’s “Repurchased Third Closing Notes Deferred Purchase Price”; and together with such Investor’s Repurchased First Closing Notes Deferred Purchase Price and Repurchased Second Closing Notes Deferred Purchase Price, collectively, such Investor’s “Aggregate Repurchased Notes Deferred Purchase Price”), which represents the aggregate amount of accrued and unpaid interest in respect of such Investor’s Repurchased Third Closing Notes as of the date hereof.

4.             Closing of Repurchase of Repurchased Notes; Payment of Waiver Fee and Purchase Price.

(a)       The closing of the repurchase and redemption of the Repurchased Notes hereunder shall occur on the date hereof (the “Closing”).

(b)       At the Closing, the Company shall deliver to each Investor, by wire transfer of immediately available funds to an account specified by each such Investor, cash in an aggregate amount equal to the sum of (a) such Investor’s Aggregate Repurchased Notes Closing Purchase Price, plus (b) such Investor’s Waiver Fee.

(c)       On January 2, 2025, the Company shall deliver to each Investor, by wire transfer of immediately available funds to an account specified by each such Investor, cash in an aggregate amount equal to such Investor’s Aggregate Repurchased Notes Deferred Purchase Price.

(d)       The provisions of Section 11.1(e) of the Notes, as applicable, shall apply to the repurchase and redemption of the Repurchased Notes hereunder.

5.             Miscellaneous. Except as specifically waived herein, the Securities Purchase Agreement, the Notes and all other Transaction Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as specifically set forth in Section 1, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Investors or the Collateral Agent under the Securities Purchase Agreement, the Notes or any other Transaction Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement, the Notes or any other Transaction Documents. This Agreement may be amended or modified only pursuant to a written instrument executed by all of the Parties. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules). Section 8.9 of the Securities Purchase Agreement is incorporated herein, mutatis mutandis, as if a part hereof. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement electronically shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed, acknowledged and delivered this Agreement effective as of the day and year first above written.

COMPANY:

FENNEC PHARMACEUTICALS INC.

By:
/s/ Robert Andrade

INVESTORS:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By:
/s/ Tad Wessel

PETRICHOR OPPORTUNITIES FUND I INTERMEDIATE LP

By: Petrichor Opportunities Fund I GP, LLC

By:
/s/ Tad Wessel

COLLATERAL AGENT:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By:
/s/ Tad Wessel

SCHEDULE I

Repurchased Notes

SCHEDULE I

Repurchased Notes

Investor	Waiver Fee	First Closing Notes (Principal and Interest)	First Closing Notes (Closing Purchase Price)		First Closing Notes (Deferred Purchase Price)	Second Closing Notes (Principal and Interest)	Second Closing Notes (Closing Purchase Price)		Second Closing Notes (Deferred Purchase Price)	Third Closing Notes (Principal and Interest)	Third Closing Notes (Closing Purchase Price)		Third Closing Notes (Deferred Purchase Price)	Aggregate Repurchased Notes Closing Purchase Price	Aggregate Repurchased Notes Deferred Purchase Price
Petrichor Opportunities Fund I LP	$1.00	$3,833,583.27	$3,730,754.35	[1]	$102,828.92	$1,375,546.54	$1,334,225.88	[2]	$41,320.66	$3,971,319.77	$3,971,319.77	[3]	$0.00	$9,036,301.00	$144,149.58
Petrichor Opportunities Fund I Intermediate LP	$1.00	$1,681,570.33	$1,636,465.26	[4]	$45,105.07	$603,372.38	$585,247.41	[5]	$18,124.97	$1,741,987.33	$1,741,987.33	[6]	$0.00	$3,963,701.00	$63,230.04

[1]	Represents an aggregate initial principal amount of $3,475,500.00 plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the First Closing Notes prior to the date hereof
[2]	Represents an aggregate initial principal amount of $ plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the Second Closing Notes prior to the date hereof
[3]	Represents an aggregate initial principal amount of $ plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the Third Closing Notes prior to the date hereof
[4]	Represents an aggregate initial principal amount of $ plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the First Closing Notes prior to the date hereof
[5]	Represents an aggregate initial principal amount of $ plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the Second Closing Notes prior to the date hereof
[6]	Represents an aggregate initial principal amount of $ plus an aggregate of $ in PIK Interest that has been added to the outstanding principal amount of the Third Closing Notes prior to the date hereof